Exhibit 10.39

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

The Purchase Contract No. 06.7IC015

for the software of FL 1500 Wind Turbine

This Purchase Contract is signed between

Sinovel Wind Co., Ltd (hereinafter referred to as Buyer)

and

Windtec Systemtechnik Handels GmbH in Austria (hereinafter referred to as Seller) in a friendly way.

Buyer and Seller agreed as follows:

1.	Scope of Supply:

[**] sets of software comprising:

•	FL1500 software program for pitch converter, yaw converter, IGBT converter and PLCs; according to Technical Specification of FL1500 Wind Turbine.

2.	Prices:

The delivery price is CIF Dalian [**] EURO per set. The total contract price is CIF Dalian [**] EURO.

3.	Conditions:

General Terms of Delivery issued by the Austrian Electrical and Electronics Industry Association, Ed. Jan. 2002

4.	Warranty:

Warranty period is 12 months after wind turbine has arrived on the wind farm and finished the commissioning, or 18 months after the delivery (shippment-date), whichever is earlier.

5.	Delivery:

The software of PLC and converter will be sent out by 1 off CD and/or email per batch, as a valid licence for the number of sets indicated therein. The delivery will be made in batches as per preliminary schedule below (shippment date):

Month	EoDec.2006	5.Jan.2007	10.Jan.2007	15.Jan.2007	01.Feb.2007	10.Feb.2007
Quantity	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets

Month	20.Feb.2007	5.Mar.2007	20.Mar.2007	20.Apr.2007	20.Mai.2007	20.Jun.2007
Quantity	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets

Month	20.Jul.2007	20.Aug.2007	20.Sep.2007	20.Oct.2007	19.Nov.2007	20.Dez.2007
Quantity	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets	[**] sets

6.	Payments:

95% of each shipment value will be paid by T/T within 14days after each shipment date against receipt of the invoice;

5% of each shipment value, as the retention bond, shall be paid by T/T within 14 days after the expiry of the warranty period.

7.	Taxes:

Note: Any applicable withholding tax according to the Austrian-Chinese-Double-Tax-Treaty will be borne by Windtec in Austria.

Buyer:	Sinovel Wind Co., Ltd

Address:	19/F, Culture Building, No. 59, Zhongguancun Street, Haidian, Beijing, China

Post code:	100872

Fax:	(0086) 10-82500072

Tel:	(0086) 10-62515566

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	2006.12.15

Buyer’s agency:	Dalian Huarui Heavy Industry International Co., Ltd

Address:	12/F Huarui Building, No. 169, Bayi Road, Xigang Dist., Dalian, China

Fax:	(0086)411-86852398
Tel:	(0086)411-86852376

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	2006.12.15

Seller:	Windtec Systemtechnik Handels GmbH

Address:	Schleppeplatz 5,9020 Klagenfurt

Fax:	(0043)463-44460444
Tel:	(0043)463-444604-11

Authorized representative:	/s/ [Illegible]
(Signature)

Signing date:	11. Dec. 2006